Putnam Focused Large Cap Growth ETF
The fund's portfolio
11/30/24 (Unaudited)

COMMON STOCKS (97.5%)(a)
	Shares	Value
Aerospace and defense (0.9%)
TransDigm Group, Inc.	494	$618,967

		618,967
Automobiles (2.7%)
Tesla, Inc.(NON)	5,347	1,845,571

		1,845,571
Broadline retail (8.8%)
Amazon.com, Inc.(NON)	28,738	5,974,343

		5,974,343
Building products (1.5%)
Trane Technologies PLC	2,469	1,027,647

		1,027,647
Chemicals (1.4%)
Sherwin-Williams Co. (The)	2,448	972,835

		972,835
Commercial services and supplies (2.7%)
Copart, Inc.(NON)	14,195	899,821
Waste Connections, Inc.	4,939	950,609

		1,850,430
Entertainment (5.4%)
Live Nation Entertainment, Inc.(NON)	5,434	751,251
Netflix, Inc.(NON)	1,946	1,725,732
Spotify Technology SA (Sweden)(NON)	2,427	1,157,582

		3,634,565
Financial services (5.6%)
Mastercard, Inc. Class A	4,408	2,349,200
Visa, Inc. Class A	4,445	1,400,531

		3,749,731
Ground transportation (1.0%)
Uber Technologies, Inc.(NON)	9,340	672,106

		672,106
Health care equipment and supplies (2.6%)
IDEXX Laboratories, Inc.(NON)	986	415,846
Intuitive Surgical, Inc.(NON)	2,429	1,316,518

		1,732,364
Hotels, restaurants, and leisure (3.8%)
Chipotle Mexican Grill, Inc.(NON)	16,458	1,012,496
DraftKings, Inc. Class A(NON)	15,345	669,809
Starbucks Corp.	8,778	899,394

		2,581,699
Interactive media and services (9.2%)
Alphabet, Inc. Class A	20,344	3,437,119
Meta Platforms, Inc. Class A	4,859	2,790,621

		6,227,740
Life sciences tools and services (1.1%)
Danaher Corp.	2,963	710,201

		710,201
Pharmaceuticals (2.9%)
Eli Lilly and Co.	2,434	1,935,882

		1,935,882
Real estate management and development (0.8%)
CoStar Group, Inc.(NON)	6,675	542,945

		542,945
Semiconductors and semiconductor equipment (16.2%)
Applied Materials, Inc.	1,695	296,133
Broadcom, Inc.	16,067	2,604,139
NVIDIA Corp.	58,448	8,080,436

		10,980,708
Software (18.9%)
Cadence Design Systems, Inc.(NON)	4,365	1,339,226
Microsoft Corp.	18,509	7,837,821
Oracle Corp.	8,272	1,528,996
Salesforce, Inc.	4,869	1,606,721
ServiceNow, Inc.(NON)	471	494,286

		12,807,050
Specialized REITs (1.4%)
American Tower Corp.(R)	4,417	923,153

		923,153
Technology hardware, storage, and peripherals (10.6%)
Apple, Inc.	30,191	7,165,230

		7,165,230

Total common stocks (cost $43,388,816)		$65,953,167

SHORT-TERM INVESTMENTS (2.5%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 4.32%(AFF)	1,720,158	$1,720,158

Total short-term investments (cost $1,720,158)		$1,720,158
TOTAL INVESTMENTS

Total investments (cost $45,108,974)		$67,673,325

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2024 through November 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $67,672,234.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 11/30/24
Short-term investments
	Putnam Government Money Market Fund Class P†	$905,587	$2,811,385	$1,996,814	$14,915	$1,720,158

	Total Short-term investments	$905,587	$2,811,385	$1,996,814	$14,915	$1,720,158
†	Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$9,862,305	$—	$—
Consumer discretionary	10,401,613	—	—
Financials	3,749,731	—	—
Health care	4,378,447	—	—
Industrials	4,169,150	—	—
Information technology	30,952,988	—	—
Materials	972,835	—	—
Real estate	1,466,098	—	—

Total common stocks	65,953,167	—	—
Short-term investments	1,720,158	—	—

Totals by level	$67,673,325	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com